Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF MASSACHUSETTS

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
	Reporting Period	2/1/2011 - 2/28/2011

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Monthly Reporting Questionnaire	MOR-1	Yes
Schedule of Cash Receipts and Disbursements	MOR-2	Yes
Copies of Debtor’s Bank Reconciliations		Yes
Copies of Debtor’s Bank Statements		Yes
Copies of Cash Disbursements Journals		Yes
Statement of Operations	MOR-3	Yes
Balance Sheet	MOR-4	Yes
Schedule of Post-Petition Liabilities	MOR-5	Yes
Copies of IRS Form 6123 or payment receipt		No	** Yes
Copies of tax returns filed during reporting period		N/A
Detailed listing of aged accounts payables		Yes
Accounts Receivable Reconciliation and Aging	MOR-6	Yes

I declare under penalty of perjury (28 U.S.C. section 1746) that this report and all attachments are true and correct to the best of my knowledge and belief.	**ADP submits our payroll tax payments. We do not receive a Form 6123.

/s/ MARK A. ATTARIAN	3/14/2011
Signature of Authorized Individual *	Date

MARK A. ATTARIAN	Interim Chief Financial Officer & EVP
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if the debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

COVER PAGE

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	2/1/2011 - 2/28/2011

MONTHLY REPORTING QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing including date of payment, amount of payment, and name of payee.		X

4. Have any payments been made to professionals? If yes, attach listing including date of payment, amount of payment, and name of payee.	X

5. If the answer to question 3 and/or 4 is yes, were all such payments approved by the Court?	X

6. Have any payments been made to officers, insiders, shareholders, or relatives? If yes, attach listing including date of payment, amount and reason for payment, and name of payee.	X

7. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	N/A

8. Is the estate current on the payment of post-petition taxes?	X

9. Is the estate insured for the replacement cost of assets and for general liability? If no, provide an explanation below.	X

10. Is workers’ compensation insurance in effect?	X

11. Have all current insurance payments been made?	X

12. Are a plan and disclosure statement on file?	X

13. Was there any post-petition borrowing during this reporting period?		X

MOR-1

Molecular Insight Pharmaceuticals, Inc.	Reporting Period
Case No: 10-23355	2/1/2011 - 2/28/2011
Payments of Pre-Petition Debts

Payee	Check #	Check Date	Amount

MOR-1 Question 4
Tatum	EFT	2/2/2011	$42,638.50
Riemer & Braunstein	EFT	2/11/2011	$83,093.47
CRT (M.M. Dillon)	EFT	2/11/2011	$113,370.27
Kramer & Levin	EFT	2/15/2011	$196,082.78
Foley & Lardner	EFT	2/16/2011	$50,992.27
CRT	EFT	2/25/2011	$118,028.95

MOR-1 Question 6
Harry Stylli	EFT	2/18/2011	$56,932.22	compensation for CRO services & BOD fees
Daniel Frank	24090	2/18/2011	$3,313.34	BOD fees
David Stack	24112	2/18/2011	$3,313.34	BOD fees
Equity Resources (Lionel Sterling)	24086	2/18/2011	$3,550.00	BOD fees
Scott Gottlieb	24092	2/18/2011	$3,313.34	BOD fees
Joseph Limber	24100	2/18/2011	$4,496.66	BOD fees

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	2/1/2011 - 2/28/2011

SCHEDULE OF RECEIPTS AND DISBURSEMENTS (Unrestricted Cash)

	Citibank Operating	Citibank Money Market	Smith Barney Money Market	Bank of New York	TOTAL

CASH - BEGINNING OF MONTH	12,909,564	0	0	0	12,909,564

RECEIPTS
CASH SALES					0
ACCOUNTS RECEIVABLE	355,326				355,326
LOANS AND ADVANCES					0
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
Refund of credit balances from vendors					0
COBRA payments	12,328				12,328
TRANSFERS (FROM DIP ACCOUNTS)					0

TOTAL RECEIPTS	367,654	0	0	0	367,654

DISBURSEMENTS
NET PAYROLL	246,172				246,172
PAYROLL TAXES	126,556				126,556
SALES, USE & OTHER TAXES					0
INVENTORY PURCHASES					0
MANUFACTURING COSTS	316,756				316,756
CLINICAL COSTS	439,580				439,580
SECURED/RENTAL/LEASES	148,925				148,925
INSURANCE	187,654				187,654
GENERAL & ADMINISTRATIVE	543,269				543,269
SELLING					0
OTHER (ATTACH LIST)					0
TRANSFERS (TO DIP ACCOUNTS)					0
PROFESSIONAL FEES	604,206				604,206
U.S. TRUSTEE QUARTERLY FEES	0				0
COURT COSTS					0

TOTAL DISBURSEMENTS	2,613,118	0	0	0	2,613,118

INTRACOMPANY BANK TRANSFERS	0	0	0	0	0

NET CASH FLOW	(2,245,464)	0	0	0	(2,245,464)

CASH - END OF MONTH	$10,664,100	$0	$0	$0	$10,664,100

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS					2,613,118
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES					2,613,118

MOR-2

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	2/1/2011 - 2/28/2011

STATEMENT OF OPERATIONS

(Income Statement)

	Month	Cumulative Filing to Date

Grant Revenue	$95,727	$399,355

Operating Expenses
Payroll	367,815	1,092,730
Payroll Taxes	33,655	84,072
Employee Benefits Programs	36,775	136,725
Insider Compensation	53,815	124,578
Temporary Labor	15,137	48,466
Out Svcs - Accounting Fees	0	109,706
Out Svcs - IT	1,272	3,815
Out Svcs - ADP Fees	1,737	3,945
Out Svcs - Other	35,000	206,377
Investor Relations	1,265	11,735
Lab Materials - Off Supplies	40,426	104,020
Sponsored Research	0	9,000
Legal - Corporate	165,504	385,194
Legal - Patent	(31,988)	134,697
Consultants	246,545	662,727
SAB-BOD Costs	47,033	111,766
License-Milestone Costs	0	4,808
Manufacturing Costs - Development & Clinical	317,513	480,411
Dues & Subscriptions	19,666	26,772
Travel & Entertainment	19,027	30,535
Business Ins. - D&O	42,072	304,799
Business Ins - Commercial Pkg.	5,716	17,148
Business Ins - Clin Trial Ins	2,763	11,050
Postage & Courier	2,875	3,489
Bank Fees	2,116	4,232
Waste Disposal & Reg Fees	6,104	16,261
Rent & Related Expenses	106,764	245,519
Utilities - Electric & Com	27,242	56,884
Maint. & Repairs - Facility	2,152	3,690
Maintenance & Support - IT	48,976	84,806
Accretion Expense for Asset Retirement Obligation	1,656	4,942
Equipment Rentals	3,002	7,973
Stock Based Compensation	74,685	320,096
Clinical Trial Expense	401,126	958,510

Operating Expenses before Depreciation	2,097,446	5,811,477

Depreciation	46,698	152,617

Net Loss before Other Income & Expense	(2,048,416)	(5,564,740)

Other Income and Expense
Other Income (attach schedule)
Interest Income	0	2,062
Other Expense (attach schedule)

Net Loss Before Reorganization Items	(2,048,416)	(5,562,678)

Reorganization Items
Restructuring Costs & Professional Fees	1,671,298	2,922,158
U.S. Trustee Quarterly Fee	0	4,875
Interest Earned on Accumulated Cash from Chapter 11
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses

Total Reorganization Expenses	1,671,298	2,927,033

Income Taxes

Net Loss	($3,719,714)	($8,489,711)

MOR-3

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

STATEMENT OF OPERATIONS - DECEMBER 31, 2010 RECONCILIATION

(Income Statement)

	Month (as per the 12/31/2010 MOR)	REVISED w/ Year End Adjustments	Changes

Grant Revenue	$144,560	$265,135	$120,575

Operating Expenses
Payroll	336,298	336,298	0
Payroll Taxes	(1,916)	(1,916)	0
Employee Benefits Programs	55,144	55,144	0
Insider Compensation	21,000	21,000	0
Temporary Labor	24,629	24,629	0
Out Svcs - Accounting Fees	50,417	50,417	0
Out Svcs - IT	1,272	1,272	0
Out Svcs - ADP Fees	1,066	1,066	0
Out Svcs - Other	30,037	150,702	120,665
Investor Relations	9,427	9,427	0
Lab Materials - Off Supplies	5,287	14,642	9,355
Sponsored Research	9,000	9,000	0
Legal - Corporate	7,097	106,177	99,080
Legal - Patent	42,968	42,968	0
Consultants	138,377	157,127	18,750
SAB-BOD Costs	17,700	17,700	0
License-Milestone Costs	4,808	4,808	0
Manufacturing Costs - Development & Clinical	9,227	(42,316)	(51,543)
Dues & Subscriptions	3,101	3,101	0
Travel & Entertainment	3,250	3,250	0
Business Ins. - D&O	131,364	131,364	0
Business Ins - Commercial Pkg.	5,716	5,716	0
Business Ins - Clin Trial Ins	5,525	5,525	0
Postage & Courier	550	550	0
Waste Disposal & Reg Fees	1,254	1,254	0
Rent & Related Expenses	33,611	33,611	0
Utilities - Electric & Com	13,236	13,236	0
Maint. & Repairs - Facility	426	426	0
Maintenance & Support - IT	24,307	24,307	0
Accretion Expense for Asset Retirement Obligation	1,630	1,630	0
Equipment Rentals	2,303	2,303	0
Stock Based Compensation	91,549	91,549	0
Clinical Trial Expense	319,659	349,666	30,007

Operating Expenses before Depreciation	1,399,318	1,625,631	226,314

Depreciation	53,173	53,173	0

Net Loss before Other Income & Expense	(1,307,930)	(1,413,669)	(105,739)

Other Income and Expense
Other Income (attach schedule)			0
Interest Income	421	2,062	1,641
Othe Expense (attach schedule)			0

Net Loss Before Reorganization Items	(1,307,510)	(1,411,607)	(104,097)

Reorganization Items
Restructuring Costs & Professional Fees	18,126	710,283	692,157
U.S. Trustee Quarterly Fee	4,875	4,875	0
Interest Earned on Accumulated Cash from Chapter 11			0
Gain (Loss) from Sale of Equipment			0
Other Reorganization Expenses			0

Total Reorganization Expenses	23,001	715,158	692,157

Income Taxes

Net Loss	($1,330,511)	($2,126,765)	($796,254)

MOR-3 ADDENDUM

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	2/1/2011 - 2/28/2011

BALANCE SHEET

	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
ASSETS
CURRENT ASSETS
Unrestricted Cash and Cash Equivalents	$10,664,100	$14,925,779
Restricted Cash and Cash Equivalents	522,636	520,995
Accounts Receivable (Net)	248,285	204,255
Notes Receivable
Inventories
Prepaid Expenses	1,327,547	1,708,993
Professional Retainers	1,940,850	1,990,119
Employee Advances	21,550	21,550
Deposits	1,084,177	1,071,082

TOTAL CURRENT ASSETS	15,809,145	20,442,773

PROPERTY & EQUIPMENT
Lab & Equipment	3,452,319	3,425,980
Furniture & Fixtures	328,467	328,467
Leasehold Improvements	838,407	838,407
Construction-In-Process	3,492,016	3,518,355
Less Accumulated Depreciation	(3,928,354)	(3,775,735)

TOTAL PROPERTY & EQUIPMENT	4,182,855	4,335,474

OTHER ASSETS
Financing Costs	3,146,014	3,146,014

TOTAL OTHER ASSETS	3,146,014	3,146,014

TOTAL ASSETS	$23,138,014	$27,924,261

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	821,761	1,492,338
Accrued Expenses	4,120,669	1,729,379
Accrued Clinical Expense	2,441,220	2,198,736
Vacation Payable	171,230	314,884
Employee FSA Medical	1,583	1,582
Employee FSA Dependent Care	3,738	2,070
Accrued Purchases	13,404	12,376
Accrued Audit Fees	605,848	487,270
Deferred Revenue	25,000	25,000
Refundable Credits	354,400	354,400
Asset Retirement Obligation	317,057	312,115
Rent/Leases - Building/Equipment
Professional Fees
Amounts Due to Insiders	21,000

TOTAL POST-PETITION LIABILITIES	8,896,910	6,930,150

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable - Pre-Petition	1,416,608	0
Bonds Payable	150,000,000	150,000,000
Accrued Severance	162,500	162,500
PIK Interest & Bonds	51,794,104	51,794,104
Bond Discount & Derivative	(7,976,199)	(7,976,199)

TOTAL PRE-PETITION LIABILITIES	195,397,013	193,980,405

TOTAL LIABILITIES
OWNERS’ EQUITY
Common Stock	252,683	252,683
Additional Paid in Capital	184,167,553	183,847,458
Accumulated Deficit - Pre-Petition	(357,086,435)	(357,086,435)
Accumulated Deficit - Post-Petition	(8,489,710)

NET OWNERS’ EQUITY	(181,155,909)	(172,986,294)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$23,138,014	$27,924,261

MOR-4

The Monthly Operating Report (“MOR”) is unaudited and reflects the Debtor’s best efforts to report the assets and liabilities of the Debtor on an unconsolidated basis. The MOR neither purports to represent financial statements prepared in accordance with with Generally Accepted Accounting Principles (“GAAP”), nor is the MOR intended to fully reconcile to any such financial statements. The MOR does not constitute an admission of liability of the Debtor with respect to any item referenced.

The Debtor records general accruals for certain categories of liabilities that are estimates of anticipated aggregate liability that are not tied to particular invoices or vendors. Certain deferred charges, accounts or reserves indicated as “accrued” or “deferred” that relate to clinical trials, other contractual liabilities of the Debtor, and for GAAP reporting purposes are recorded on MOR-4. These deferred expenses do not represent any actual liability incurred, due or payable, are not claims against the Debtor as of the Petition Date or for the current reporting period, and may not result in any administrative expense liability.

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	12/10/2010 - 12/31/2010

PETITION DATE BALANCE SHEET RECONCILIATION

		REVISED - January MOR	REVISED - February MOR
ASSETS	BOOK VALUE ON PETITION DATE	BOOK VALUE ON PETITION DATE	BOOK VALUE ON PETITION DATE

CURRENT ASSETS
Unrestricted Cash and Cash Equivalents	$14,921,313	$14,925,779	$14,925,779
Restricted Cash and Cash Equivalents	520,995	520,995	520,995
Accounts Receivable (Net)	204,255	204,255	204,255
Notes Receivable
Inventories
Prepaid Expenses	1,720,015	1,708,993	1,708,993
Professional Retainers	1,990,119	1,990,119	1,990,119
Employee Advances	21,550	21,550	21,550
Deposits	1,071,082	1,071,082	1,071,082

TOTAL CURRENT ASSETS	20,449,329	20,442,773	20,442,773

PROPERTY & EQUIPMENT
Lab & Equipment	3,425,980	3,425,980	3,425,980
Furniture & Fixtures	328,467	328,467	328,467
Leasehold Improvements	838,407	838,407	838,407
Construction-In-Process	3,518,355	3,518,355	3,518,355
Less Accumulated Depreciation	(3,775,735)	(3,775,735)	(3,775,735)

TOTAL PROPERTY & EQUIPMENT	4,335,474	4,335,474	4,335,474

OTHER ASSETS
Financing Costs	3,146,014	3,146,014	3,146,014

TOTAL OTHER ASSETS	3,146,014	3,146,014	3,146,014

TOTAL ASSETS	$27,930,817	$27,924,261	$27,924,261

LIABILITIES AND OWNER EQUITY	BOOK VALUE ON PETITION DATE	BOOK VALUE ON PETITION DATE	BOOK VALUE ON PETITION DATE

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
Accounts Payable	834,101	1,033,336	1,492,338
Accrued Expenses	1,729,379	1,729,379	1,729,379
Accrued Clinical Expense	2,198,736	2,198,736	2,198,736
Vacation Payable	314,884	314,884	314,884
Employee FSA Medical	1,582	1,582	1,582
Employee FSA Dependent Care	2,070	2,070	2,070
Accrued Purchases	12,376	12,376	12,376
Accrued Audit Fees	487,270	487,270	487,270
Deferred Revenue	25,000	25,000	25,000
Refundable Credits	354,400	354,400	354,400
Asset Retirement Obligation	312,115	312,115	312,115
Rent/Leases - Building/Equipment
Professional Fees
Amounts Due to Insiders

TOTAL POST-PETITION LIABILITIES	6,271,913	6,471,148	6,930,150

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Accounts Payable - Pre-Petition	0	0	0
Bonds Payable	150,000,000	150,000,000	150,000,000
Accrued Severance	162,500	162,500	162,500
PIK Interest & Bonds	51,794,104	51,794,104	51,794,104
Bond Discount & Derivative	(7,976,199)	(7,976,199)	(7,976,199)

TOTAL PRE-PETITION LIABILITIES	193,980,405	193,980,405	193,980,405

TOTAL LIABILITIES
OWNERS’ EQUITY
Common Stock	252,683	252,683	252,683
Additional Paid in Capital	183,847,458	183,847,457	183,847,458
Accumulated Deficit - Pre-Petition	(356,421,642)	(356,627,432)	(357,086,435)
Accumulated Deficit - Post-Petition

NET OWNERS’ EQUITY	(172,321,501)	(172,527,292)	(172,986,294)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$27,930,817	$27,924,261	$27,924,261

MOR-4 ADDENDUM

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	2/1/2011 - 2/28/2011

	Beginning Balance	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Post-Petition Taxes

FEDERAL
Income Tax Witholding	—	55,959.85	55,959.85	Various	EFT	—
FICA- Employee	—	19,040.00	19,040.00	Various	EFT	—
FICA- Employer	—	25,779.83	25,779.83	Various	EFT	—
Unemployment	—	75.99	75.99	Various	EFT	—
Income	—	—	—			—
Other- Cobra Premium Assistance	—	—	—	Various	EFT	—

Total Federal Taxes	—	100,855.67	100,855.67			—
STATE and LOCAL
Income Tax Witholding	—	14,894.40	14,894.40	Various	EFT	—
Sales	—					—
Excise	—					—
Real Property	—					—
Personal Property	—					—
Other- State Unemployment/Cobra Asst	—	7,898.94	7,898.94	Various	EFT	—

Total State and Local Taxes	—	22,793.34	22,793.34			—
Withholding for Employee Healthcare	—	8,112.28	8,112.28	2/25/2011	Ck 24141	—
Premiums, Pensions & Other Benefits	18,878.16	75,823.61	80,319.30	Various	EFT	14,382.47

Total Taxes		207,584.90	212,080.59			14,382.47

SUMMARY OF UNPAID POST-PETITION DEBTS	Current	0-30	31-60	61-90	Over 90	Total

Accounts Payable	804,137	17,624				821,761
Wages Payable	179,550					179,550
Taxes Payable	14,382					14,382
Rent/ Lease Payable- Building	—					—
Rent/ Lease Payable- Equipment	—					—
Secured Debt/ Adequate Protection Payments	—					—
Professional Fees	—					—
Amounts Due Insiders	21,000					21,000
Accrued Clinical Expenses	2,441,220					2,441,220
Accrued Expenses	4,116,692					4,116,692
Other (Deferred Revenue)	25,000					25,000
Other (Refundable Credits)	354,400					354,400
Other (Asset Retirement Obligation)	317,057					317,057
Other (Accrued Audit Fees and Purchases)	605,848					605,848

Total Post-petition Debts	8,879,286	17,624	—	—	—	8,896,910

MOR -5

Molecular Insight Pharmaceuticals, Inc.	Case No.	10-23355 (FJB)
Debtor	Reporting Period	2/1/2011 - 2/28/2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION	AMOUNT

Total Accounts Receivable at the beginning of the period	$543,699
+ Amounts Billed during the period	$95,727
- Amounts collected during the period	$(355,325)

Total Accounts Receivable at the end of the period	$284,101

ACCOUNTS RECEIVABLE AGING	AMOUNT
0 - 30 days old	$95,727
31 - 60 days old	$38,493
61 - 90 days old
91+ days old	$149,881

Total Accounts Receivable	$284,101
Amount considered uncollectible	$35,816

Accounts Receivable (Net)	$248,285

MOR-6